UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2025

New Mountain Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00832	27-2978010
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NMFC	NASDAQ Global Select Market
8.250% Notes due 2028	NMFCZ	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 28, 2025, New Mountain Finance Corporation (the “Company”) entered into the Thirteenth Amendment to Loan and Security Agreement (the “Thirteenth Amendment”), which amended the Third Amended and Restated Loan and Security Agreement, dated as of October 24, 2017 (together with the exhibits and schedules thereto, the “Loan and Security Agreement”), by and among New Mountain Finance Holdings, L.L.C., as borrower, the Company, as collateral manager, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, a lender, and swingline lender, the lenders party thereto from time to time, and Wells Fargo, as collateral custodian. Unless otherwise indicated, the terms used below have the meanings ascribed in the Loan and Security Agreement.

The Thirteenth Amendment amended the Loan and Security Agreement to, among other things, (i) extend the Revolving Period End Date from October 26, 2026 to March 28, 2028; (ii) extend the Facility Maturity Date from October 26, 2028 to March 28, 2030; and (iii) reduce the Applicable Spread used to determine the per annum interest rate applicable to 1.95%, from 2.15%.

The description above is qualified in its entirety by reference to the copy of the Thirteenth Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2025.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Mountain Finance Corporation

By:	/s/ Eric Kane
Name:	Eric Kane
Title:	Corporate Secretary

Date: April 2, 2025

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